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                                                                    Exhibit 99.1


                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Liberty Satellite & Technology, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 and December 31, 2001, and for the three and nine months ended September 30, 2002 and 2001.

Dated: November 14, 2002                /s/ Kenneth G. Carroll
                                        --------------------------------
                                        Kenneth G. Carroll
                                        Acting President and
                                        Chief Financial Officer


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.